                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion in this registration statement on Form S-4
(Registration No. 333-    ) of our report dated 5 February, 1999 on our audits
of the consolidated financial statements of the FIR Group, composed of FIR Elettromeccanica S.p.A., CIME S.p.A. and Selin Sistemi S.p.A., and TEA S.r.1. We also consent to the reference to our firm under the caption "Experts".

                                                        COOPERS & LYBRAND S.p.A.

Bologna, Italy
May 3, 1999